UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2018

Marathon Patent Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

11601 Wilshire Blvd., Ste. 500

Los Angeles, CA

(Address of principal executive offices) (zip code)

800-804-1690

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:

Harvey Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 to Agreement and Plan of Merger

As previously reported on the Current Report on Form 8-K filed by Marathon Patent Group, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on November 2, 2017, the Company entered into an agreement and plan of merger dated November 1, 2017 (the “Merger Agreement”) whereby the Company shall acquire, through its wholly-owned subsidiary, Global Bit Acquisition Corp., a Nevada corporation (“GBAC”), 100% of the capital stock of Global Bit Ventures, Inc., a Nevada corporation (“GBV,” and collectively with the Company and GBAC, the “Parties”), which is a digital asset technology company that mines cryptocurrencies. All capitalized terms otherwise not defined herein shall have the meanings set forth in the Merger Agreement.

As previously reported on the Current Report on Form 8-K filed by the Company with the Commission on January 25, 2018, the Parties entered into the Amendment No. 1 to Agreement and Plan of Merger (the “First Amendment”), dated January 23, 2018, which amends certain terms, among others, in the Merger Agreement, as follows: the Outside Closing Date shall be extended from February 28, 2018, to March 15, 2018, subject to consecutive 14-day extensions upon mutual written consent of the Parties, but no later than April 30, 2018, subject to a mutual agreement by and among the Parties.

On March 19, 2018, the Parties entered into the Amendment No. 2 to Agreement and Plan of Merger (the “Second Amendment”), which amends the Merger Agreement, whereby the Outside Closing Date of March 15, 2018, as set forth in the First Amendment, shall be further extended to March 29, 2018, subject to consecutive 14-day extensions upon mutual written consent of the Parties, but no later than April 30, 2018, other than by mutual agreement by and among the Parties.

The foregoing description of the terms of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement by and among the Parties, which Merger Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on November 2, 2017. The foregoing description of the terms of the First Amendment is not complete and is qualified in its entirety by reference to the full text of the First Amendment by and among the Parties, which First Amendment was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on January 25, 2018. The foregoing description of the terms of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment by and among the Parties, which Amendment is filed as Exhibit 10.3 hereto.

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported on the Current Report on Form 8-K filed by the Company with the Commission on January 8, 2018, the Company received a written notification from the NASDAQ Stock Market LLC (“Nasdaq”) indicating that since the Company had not held its annual meeting of shareholders (the “Annual Meeting”) within twelve months of the end of the Company’s fiscal year-end, in accordance with Nasdaq’s Listing Rules 5620, it no longer complies with Nasdaq’s Listing Rules (the “Rules”) for continued listing. On March 7, 2018, the Company held its Annual Meeting. On March 15, 2018, the Company received a written notification from Nasdaq indicating that the Staff has determined that the Company has regained compliance with the Rules and that the matter is now closed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Agreement and Plan of Merger, dated November 1, 2017 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on November 2, 2017).
10.2	Amendment No. 1 to Agreement and Plan of Merger, dated January 23, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on January 25, 2018).
10.3	Amendment No. 2 to Agreement and Plan of Merger, dated March 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON PATENT GROUP, INC.

Dated: March 20, 2018	By:	/s/ Francis Knuettel, II
	Name:	Francis Knuettel, II
	Title:	Chief Financial Officer